PARTICIPATION AGREEMENT

AMENDMENT NO. 3

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 ("Agreement"), and amended on September 1, 2001 and April 1, 2002 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company ("Insurer") (on behalf of itself and certain of its "Separate Accounts,"); Clarendon Insurance Agency, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties") do hereby agree to amend the Agreement as follows:

1. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

Schedule B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Form Number and Name of Contract

Date Established by Board of Directors Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F Futurity II Variable and Fixed Annuity Contract

July 13, 1989 RP'GR'CONT'98'1

RP'IND'MVA'98'1

Futurity III Variable and Fixed Annuity Contract

RCH'IND'MVA'00'1

RCH'GR'CERT'00'1

RCH'INDMVAPR'00'1

RCH'GRCERT'PR'00'1

Futurity Focus II Variable and Fixed Annuity Contract

FII'IND'MVA'00'1

FII'GR'CERT'00'1

FII'IND'MVAPR'00'1

FII'GR'CERTPR'00'1

Futurity Accolade Variable and Fixed Annuity Contract

FA'IND'MVA'99'1

FA'GR'CERT'99'1

FA'IND'MVAPR'99'1

FA'GR'CERTPR'99'1

Futurity Select Four Variable and Fixed Annuity Contract

RFF'IND'MVA'00'1

RFF'GR'CERT'00'1

RFF'INDMVAPR'00'1

RFF'GRCERT'PR'00'1

Name of Separate Account and Form Number and Name of Contract

Date Established by Board of Directors Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F Futurity Select Four Plus Variable and Fixed

July 13, 1989 Annuity Contract

RFFII'IND'MVA'02

RFFII'IND'MVAPR'0

RFII'GR'CERT'02

RFII'GR'CERTPR'02

Futurity Select Seven Variable and Fixed

Annuity Contract

RCHII'IND'MVA'02

Futurity Select Freedom Variable and Fixed

Annuity Contract

FIIII'IND'MVA'02

Futurity Select Incentive Variable and Fixed

Annuity Contract

FAII'IND'MVA'02

All'Star Variable and Fixed Annuity Contract

RFFII'IND'MVA'02

RFFII'IND'MVAPR'0

RFII'GR'CERT'02

RFII'GR'CERTPR'02

All'Star Traditions Variable and Fixed

Annuity Contract

RCHII'IND'MVA'02

All'Star Freedom Variable and Fixed

Annuity Contract

FIIII'IND'MVA'02

All'Star Extra Variable and Fixed

Annuity Contract

FAII'IND'MVA'02

Sun Life of Canada (U.S.) Variable Account I Futurity Protector Variable Universal Life Insurance

December 1, 1998 Policies

DBVUL'2001

Futurity Survivorship II Variable Universal Life Insurance Policies

SVUL'2001

Futurity Accumulator Variable Universal Life Insurance Policies

CVVUL'2001

Sun Life of Canada (U.S.) Variable Account G Futurity Corporate Variable Universal Life

July 25, 1996 Insurance Policies

VUL'COLI'97

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

Effective Date: August 5, 2002

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: _________________________________________

Name:

Title:

By: _________________________________________

Name:

Title:

CLARENDON INSURANCE AGENCY, INC.

By: ________________________________________

Name: William T. Evers

Title: Assistant Secretary

By: ________________________________________

Name: George E. Maden

Title: Secretary & Clerk

ALLIANCE CAPITAL MANAGEMENT LP

By: Alliance Capital Management Corporation,
        its General Partner .

By: _________________________________________

Name:

Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By: _________________________________________

Name:

Title:

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